UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SPEEDUS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[SPEEDUS CORP. LOGO]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 17, 2005

To the Stockholders of Speedus Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Speedus Corp., a Delaware corporation (“Speedus” or the “Company”), will be held at the Millenium Hilton, Presidential Suite, 55 Church Street, New York, New York 10007, on Thursday, November 17, 2005, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof for the following purposes:

1.	To elect five members to the Board of Directors of the Company to serve until the next annual meeting of stockholders to be held in 2006 (the “2006 Annual Meeting”) or until their successors are duly elected;

2.	To appoint independent auditors of the Company for the 2005 fiscal year to serve until the 2006 Annual Meeting or until their successors are duly elected;

3.	To approve the Company’s 2005 Stock Incentive Plan; and

4.	To act upon such other business as may properly come before the Annual Meeting.

         In accordance with the provisions of the Company’s By-Laws, the Board of Directors has fixed the close of business on September 26, 2005 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

         There are two options for voting your proxy. You can vote by telephoning a toll-free number or by completing, signing and returning the enclosed proxy card in the envelope provided. In either case, please follow the instructions on the proxy card. To ensure that your shares are represented at the Annual Meeting, you are urged to vote your proxy in one of these fashions. You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

         Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors Shant S. Hovnanian Chairman, President and Chief Executive Officer

October 17, 2005

[SPEEDUS CORP. LOGO]

9 Desbrosses Street, Suite 402
New York, New York 10013

ANNUAL MEETING OF STOCKHOLDERS
November 17, 2005

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Speedus Corp. (“Speedus” or the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company to be held at the Millenium Hilton, Presidential Suite, 55 Church Street, New York, New York 10007, on Thursday, November 17, 2005, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about October 17, 2005.

         Only holders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), at the close of business on September 26, 2005 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 16,110,260. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to:

(1) elect five directors (the “Nominees”) to the Board to serve until the 2006 Annual Meeting or until their successors are duly elected (the “Board Proposal”);

(2) appoint the firm of PricewaterhouseCoopers LLP, independent auditors, to serve as the Company’s independent auditors for the 2005 fiscal year until the 2006 Annual Meeting (the “Independent Auditors Proposal”); and

(3) approve the Company’s 2005 Stock Incentive Plan (the “Stock Incentive Plan Proposal” and, such proposals collectively, “the Proposals”).

         At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The Proposals will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker “non-votes” are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting.

SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions given. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal, (2) FOR the Independent Auditors Proposal, (3) FOR the Stock Incentive Plan Proposal, and in accordance with the proxyholder’s best judgment as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         The Company will bear the costs of soliciting proxies, which will be done initially by mail. Directors, officers and employees of the Company personally, by telephone or otherwise, may solicit proxies but will not be specifically compensated for such services. Arrangements have been made with brokerage firms and other nominees to forward proxy materials to beneficial owners of the Company’s Common Stock. The Company will pay these entities customary and reasonable fees and expenses. The Company may also retain third parties for advisory, information agent and ballot solicitation services. The Company will pay these third parties customary and reasonable fees and expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of September 30, 2005 with respect to the beneficial ownership of our stock by (i) each person known by us to be the beneficial owner of more than 5% of the Common Stock; (ii) each person serving as a director or director nominee of the Company; (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

Beneficial Owner	Common Stock Beneficially Owned (1)

	Number	Percent

Shant S. Hovnanian (2)(3)	4,272,254	26.5
Vahak S. Hovnanian (4)(5)	2,953,655	18.3
William F. Leimkuhler (6)	100,250	*
Jeffrey Najarian (7)	80,000	*
Christpher Vizas (8)	70,000	*
Thomas M. Finn (9)	119,655	*
John Kallassy (10)	427,500	2.7
XO Communications, Inc.	2,000,000	12.4
All Directors and Executive Officers as
a group (total 7 persons)	8,023,314	49.7

*	Less than 1% of the outstanding Common Stock

         (1) Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

         (2) Includes options to purchase 633,100 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

         (3) Includes 100,000 shares of Common Stock owned by Mr. Shant S. Hovnanian’s minor child, Vahak Willem Hovnanian, for which Mr. Hovnanian, as custodian, has sole voting power.

         (4) Includes options to purchase 102,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2005 Annual Meeting.

         (5) Includes 55,431 and 22,175 shares of Common Stock which Mr. Vahak S. Hovnanian is required to sell upon the exercise of outstanding warrants at a per share exercise price of $13.16 and $11.28, respectively.

         (6) Includes options to purchase 100,250 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2005 Annual Meeting.

         (7) Includes options to purchase 80,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2005 Annual Meeting.

         (8) Includes options to purchase 70,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2005 Annual Meeting.

         (9) Includes options to purchase 119,655 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

         (10) Includes options to purchase 337,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

         (11) Pursuant to a Stock Purchase Agreement dated as of June 13, 1999, the Company is required to use all reasonable efforts, subject to fiduciary duties under applicable law, to cause an XO Communications, Inc. representative to be elected to the Company’s Board.

         In addition, Verizon Communications Inc., formerly Bell Atlantic Corporation, has the right to appoint one director to the Board, so long as Verizon shall hold at least 1% of the shares of Common Stock outstanding on a fully diluted basis.

EXECUTIVE OFFICERS OF THE COMPANY

         The table below sets forth the names, ages and titles of the persons who were executive officers of the Company as of September 30, 2005.

Name	Age	Position

Shant S. Hovnanian	46	Chairman of the Board of Directors,
		President and Chief Executive Officer
Thomas M. Finn	57	Secretary, Treasurer and Chief
		Financial Officer
John A. Kallassy	41	Executive Vice President

         Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

         Thomas M. Finn has served as Secretary, Treasurer and Chief Financial Officer since March 2003. Mr. Finn has been a consultant since 1994. Prior to that time, Mr. Finn was a Senior Vice President of Integrated Resources, Inc., a diversified financial services firm, and was the Chief Financial Officer of Integrated’s publicly-traded investment programs, including American Real Estate Partners, L.P., a New York Stock Exchange master limited partnership. Previously, Mr. Finn was an Audit Manager for Deloitte & Touche LLP. Mr. Finn is a graduate of Long Island University.

         John A. Kallassy has served as Executive Vice President since September 2000 and was named Chief Executive Officer of Zargis Medical Corp. inNovember 2004. In addition to developing and executing Zargis’ business strategy, Mr. Kallassy is also responsible for evaluating new business investment opportunities at Speedus within several business sectors. Prior to his leadership roles at Speedus and Zargis, Mr. Kallassy was a founder and Chief Executive Officer of American Data Consultants, Inc. (ADC), a firm specializing in information services, direct marketing and marketing research. Mr. Kallassy sold ADC to R.L. Polk in 1997 and continued his employment for three years at R.L. Polk as the ADC division president and later as a corporate vice president where he led the product management and analytical consulting groups for a $100 million business unit that was ultimately sold to Equifax Inc. Mr. Kallassy holds a Bachelor of Science Degree in Biochemistry that was completed at Leeds University in Leeds, England and earned his MBA from the Johnson School of Management at Cornell University.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance and Nominating Committee

         The Governance and Nominating Committee of the Board (the “Nominating Committee”), currently consists of Christopher Vizas (Chairman), William F. Leimkuhler and Jeffrey Najarian, all independent non-employee directors. The Nominating Committee identifies and submits on an annual basis to the full Board nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders.

         The Nominating Committee will consider suggested nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders in accordance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominating Committee may receive recommendations for director nominees from a variety of sources, including stockholders, management, Board members and third party search firms. Stockholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the rules of the Securities and Exchange Commission in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

         The Nominating Committee will review all candidates and subject all candidates to the same review criteria. Board members should be qualified, dedicated and ethical individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of Board members in the context of the current composition of the Company’s Board, and these recommendations are submitted to the Board for review and approval. In conducting this assessment, the Nominating Committee considers knowledge, skills, experience in business, finance, administration, relevant technical disciplines and other attributes that the Nominating Committee determines will contribute to the Company’s success and achievement of its business goals. In addition, at least a majority of the Company’s Board must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria and all of the members of the Compensation Committee and the Nominating Committee must be independent.

         The Nominating Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

Audit Committee

         The Audit Committee of the Board currently consists of William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas, all independent non-employee directors. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services; review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments; review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements; and review with the independent auditor and management of the quality and adequacy of internal controls. The Board has determined that Mr. Leimkuhler is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

         The Audit Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

Compensation Committee

         The Compensation Committee of the Board currently consists of Jeffrey Najarian (Chairman), Christopher Vizas and William F. Leimkuhler, all independent non-employee directors. The Compensation Committee establishes and administers the Company’s policies regarding compensation. In addition, the Compensation Committee, as well as the Board of Directors, administers the Company’s Stock Incentive Plan and determines which eligible employees and consultants of the Company may participate in the Plan and the type, extent and terms of the awards to be granted to them.

Code of Ethics

         The Company is committed to conducting its business in accordance with applicable laws, rules and regulations and to full and accurate financial disclosure in compliance with applicable law. In order to promote honest and ethical conduct, the Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, employees and agents of the Company and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

         The Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available in the Investor Relations section of the Company’s website at www.speedus.com.

Board of Directors Meetings; Board Committee Meetings

         During 2004, the Board met two times, the Audit Committee met five times and the Nominating and Compensation Committees each met one time. All of the directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the board on which he served during the periods that he served, except for Mr. Vahak S. Hovnanian. The Company encourages but does not require Director attendance at its annual meeting of stockholders; however, all Directors attended the 2004 Annual Meeting except for Mr. Vahak S. Hovnanian.

Communication with the Board of Directors

         You can contact any Director by writing to such Director c/o Corporate Secretary, Speedus Corp., 9 Desbrosses Street, New York, New York, 10013. The Corporate Secretary will promptly forward any communication unaltered to the Director.

Compensation Committee Interlocks and Insider Participation

         No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2004 fiscal year. Based solely upon the Company’s review of copies of such reports furnished to it, the Company believes that during the 2004 fiscal year its executive officers and directors and the holders of more than 10% of the outstanding Common Stock complied with all reporting requirements of Section 16(a) under the Exchange Act.

EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid, as well as certain other compensation paid or accrued for those years, to each of the most highly compensated executive officers of the Company in 2004 (the “Named Executive Officers”) in all capacities in which they served. See Employment Agreements.

Summary Compensation Table

		Annual Compensation

Name and Principal Position	Year	Salary	Bonus	Other Compen- sation (1)	Securities Underlying Options (#)	All Other Compen- sation

Shant S. Hovnanian	2004	$250,000	$2,845,186	$144,000	—	$—
Chairman of the Board of Directors,	2003	250,000	—	140,000	—	—
President and Chief Executive Officer	2002	250,000	50,000	78,000	250,000	—

Thomas M. Finn	2004	$198,000	$—	$—	—	$—
Secretary, Treasurer and Chief	2003	152,000	—	—	100,000	—
Financial officer	2002	—	—	—	—	—

John A. Kallassy	2004	$175,000	$50,000	$—	—	$—
Executive Vice President	2003	175,000	50,000	—	—	—
	2002	175,000	50,000	—	—	—

         (1) Under the terms of his employment contract, Mr. Hovnanian is entitled to the use of a Company apartment and car. The amount shown in the table above represents the total cost of these items to the Company without adjustment for the portion of these costs allocable to business use by the Company.

         In addition, in February 2004, the Company’s wholly-owned subsidiary, CellularVision Technology & Telecommunications, L.P. (CT&T), received $15 million from a former international licensee in settlement of litigation that

CT&T instituted in May 2001. In connection with the settlement and as provided under the terms of his employment agreement, Mr. Hovnanian received a contingent participation in the proceeds of the settlement in the amount of $2,845,186.

OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of options to purchase Common Stock made to Named Executive Officers during 2004.

AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding the number and value of unexercised Options that were held by the Named Executive Officers as of December 31, 2004. None of the Named Executive Officers exercised any options during 2004.

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options Exercisable/ Unexercisable

Shant S. Hovnanian	0	$—	633,100 / 0	$688,160	/ $ 0
Thomas M. Finn	0	—	105,906 / 27,502	146,812	/ 46,341
John A. Kallassy	0	—	337,500 / 0	209,250	/ 0

EQUITY COMPENSATION PLANS

         The following table sets forth certain information as of December 31, 2004 for all compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for further issuance

Equity compensation plans
approved by security holders	1,778,959	$2.37	1,279,368

Equity compensation plans not
approved by security holders

Total	1,778,959	$2.37	1,279,368

Employment Agreements

         In April 2002, the Compensation Committee of the Board of Directors approved a new employment agreement for Mr. Shant S. Hovnanian, effective as of April 25, 2002. The agreement provides that Mr. Hovnanian will act as our President and Chief Executive Officer. The agreement has a three-year term and provides for an annual salary of $250,000. Under the agreement, Mr. Hovnanian is entitled to be considered for annual performance based bonuses targeted at 50% or greater of his base salary and a contingent bonus based on certain performance factors, use of a Company apartment and car, a country club membership and a $1,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian. Under the agreement, Mr. Hovnanian was also granted 250,000 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. The options are fully vested and immediately exercisable.

         We entered into an employment agreement effective September 5, 2000 with Mr. John A. Kallassy. The agreement provides that Mr. Kallassy will act as our Executive Vice President. The agreement, which has no term, provides for an annual salary of $175,000, subject to periodic review, and annual bonuses aggregating $50,000 based on the executive’s attainment of certain performance goals. Under this agreement, Mr. Kallassy was granted 225,000 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. 18,750 of these options were fully vested and immediately exercisable at the date of grant. Of the balance, 18,750 options become exercisable each three months after September 5, 2000.

Director Compensation

         During 2004, our Directors who are not officers or employees (“Non-Employee Directors”) received an annual retainer of $24,000. Mr. Leimkuhler received an additional retainer for services as a Director of two of the Company’s majority-owned subsidiaries, as lead outside director of the Company and as the Chairman of the Company’s Audit Committee in the aggregate amount of $48,000. Mr. Vizas received an additional retainer for services as a Director of two of the Company’s subsidiaries and as the Chairman of the Company’s Governance and Nominating Committee in the aggregate amount of $48,000. In addition, upon their initial election to the Board, new Non-Employee Directors are granted options to purchase 5,000 shares of Common Stock that are fully vested and immediately exercisable. Upon the date of each annual meeting, Non-Employee Directors are granted options at fair market value to purchase an additional 10,000 shares of Common Stock that are fully vested and immediately exercisable. Our Directors of the Company who are officers or employees do not receive any additional compensation for serving on the Board or on any Board committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Executive Compensation Policy. The Company’s compensation policy for all of its executive officers is formulated and administered by the Compensation Committee of the Board. The Compensation Committee, as well as the Board of Directors, also administers the Company’s Stock Incentive Plan, under which grants of various stock-based incentives may be made to employees (including executive officers), directors and consultants.

         The primary goals of the Company’s compensation policy are to attract, retain and motivate skilled executive officers and to provide incentives for them to act in the best interests of the Company’s stockholders. In determining the level of executive compensation, certain quantitative and qualitative factors, including, but not limited to, the Company’s operating and financial performance, the individual’s level of responsibilities, experience, commitment, leadership and accomplishments relative to stated objectives, and marketplace conditions are taken into consideration.

         Chief Executive Officer’s Compensation. Through April 24, 2002, the compensation of Shant S. Hovnanian, the Chief Executive Officer of the Company, was set by the terms of an employment agreement entered into in October 1995 and effective February 7, 1996. This agreement had a one-year term and provided for an annual salary of $250,000; automatic extensions on a month-to-month basis, unless terminated by either party upon 30 days advance written notice; and participation in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) savings plan. In April 2002, the Compensation Committee of the Board of Directors approved a new employment agreement for Mr. Shant S. Hovnanian, effective as of April 25, 2002. The new agreement has a three-year term and provides for an annual salary of $250,000, annual performance based bonuses targeted at 50% or greater of his base salary and a contingent bonus based on certain performance factors, use of a Company apartment and car, a country club membership and a $1,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian.

         In February 2004, the Company’s wholly-owned subsidiary, CellularVision Technology & Telecommunications, L.P. (CT&T), received $15 million from a former international licensee in settlement of litigation that CT&T instituted in May 2001. In connection with the settlement and as provided under the terms of his employment agreement, Shant S. Hovnanian, Chairman of the Board and Chief Executive Officer of the Company, received a contingent participation in the proceeds of the settlement in the amount of approximately $2.8 million.

         Executive Officer Compensation. For 2004, compensation accrued or paid to the executive officers of the Company was determined pursuant to the terms of the employment agreements negotiated by the Company with the executives. During 2004, no discretionary compensation was accrued or paid to executive officers that is not set by their respective employment agreements. A summary of the key provisions of these employment agreements is included under the heading “Employment Agreements” above.

         Section 162(m) of the Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the deductibility by the Company of compensation paid in any one year to any executive officer named in the Summary Compensation Table to $1,000,000. Option awards under the Plan made in conformity with the “performance-based” exemption from Section 162(m) will be exempt from the limits of Section 162(m). While the Company’s policy has always been to pursue a strategy of maximizing deductibility of compensation for all of its employees, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interest of the Company and its stockholders, which may be based on considerations in addition to Section 162(m). In 2004, as provided under the terms of his employment contract, Shant S. Hovnanian, Chairman of the Board and Chief Executive Officer of the Company, received a contingent participation in the proceeds of the settlement in the amount of $2,845,186 when CT&T received $15 million from a former international licensee in settlement of litigation that CT&T instituted in May 2001.

By the Compensation Committee of the Board of Directors: Jeffrey Najarian (Chairman) Christopher Vizas William F. Leimkuhler

AUDIT COMMITTEE REPORT

         The Audit Committee of the Company’s Board of Directors is currently comprised of three independent directors. It operates under a written Charter adopted by the Board of Directors. The members of the Committee are William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas.

         Management is responsible for the Company’s internal control, financial statements and the financial reporting process. PricewaterhouseCoopers LLP served as the Company’s independent public accountants in 2004 and is responsible for expressing an opinion on those financial statements based upon an audit in accordance with auditing standards generally accepted in the United States of America. The Committee’s responsibilities include the monitoring and oversight of these processes.

         The Committee has met and held discussions with management and PricewaterhouseCoopers. The Committee has also reviewed and discussed the 2004 quarterly and annual consolidated financial statements with management and PricewaterhouseCoopers. The Committee has also discussed with PricewaterhouseCoopers matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         PricewaterhouseCoopers has also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the Committee discussed with PricewaterhouseCoopers that firm’s independence.

         Based upon the Committee’s review and discussion of the 2004 annual consolidated financial statements with management and PricewaterhouseCoopers, the Committee recommended to the Board of Directors that the Company’s audited 2004 consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors: William F. Leimkuhler (Chairman) Jeffrey Najarian Christopher Vizas

PERFORMANCE GRAPH

         The following graph compares the cumulative return on the Company’s Common Stock for the last five years with the Total Return Index for both The Nasdaq Stock Market (US) (the “NNM Index”) and Nasdaq Telecommunications Stocks (the “Peer Group”), as prepared for Nasdaq by the Center for Research in Security Prices.

         The performance graph assumes (i) $100 was invested on January 1, 2000 and (ii) reinvestment of dividends. Each measurement point on the graph below represents the cumulative stockholder return as measured by the last sale price at the end of each quarterly period from January 1, 2000 through December 31, 2004.

[LINE GRAPH]

INDEXED RETURNS [1/1/00 = 100]

	RETURN DEC. 2000	RETURN DEC. 2001	RETURN DEC. 2002	RETURN DEC. 2003	RETURN DEC. 2004

NNM Index	$53.68	$42.58	$29.44	$44.01	$47.90

Peer Group	$40.08	$26.67	$12.28	$20.42	$21.77

Speedus	$6.21	$8.43	$7.30	$13.16	$25.37

PROPOSAL 1—THE BOARD PROPOSAL

         The Board currently consists of five directors (with six vacancies) who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Nominating Committee has designated the Nominees listed below for election as directors to the Board to serve until the 2006 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

NOMINEES

Name	Age	Position

Shant S. Hovnanian	46	Chairman of the Board of Directors,
		President and Chief Executive Officer
Vahak S. Hovnanian	73	Director
William F. Leimkuhler	54	Director
Jeffrey Najarian	46	Director
Christpher Vizas	55	Director

         Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

         Vahak S. Hovnanian has served as a Director since October 1995. Mr. Hovnanian has been Chairman of the Board and President of the Hovnanian Group since 1968. Mr. Hovnanian is the father of Mr. Shant S. Hovnanian.

         William F. Leimkuhler has served as a Director since September 2000. Mr. Leimkuhler is the General Counsel and Director of Business Development of Paice Corporation, a privately held developer of advanced vehicle powertrains. From 1994 through 1999, he held various positions with Allen & Company, a New York investment banking firm, initially serving as the firm’s General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White &McAuliffe).

         Jeffrey Najarian has served as a Director since October 2000. Mr. Najarian has been Chief Executive Officer of Starpoint Solutions, Inc., formerly TIS Worldwide, Inc., since its inception in 1992. A creator and founder of Starpoint, he has been instrumental in building one of the country’s fastest growing, privately-held companies, as cited by Inc. magazine. From 1984-1992, Mr. Najarian worked at Setford-Shaw-Najarian, a recruiting/placement firm for technology specialists, becoming a partner after only three years. He led the staff in billing, propelling SSN to become a leading search firm for Wall Street banks.

         Christopher Vizas has served as a Director since July 2001. Mr. Vizasis a principal in the strategic advisory firm of East Wind Partners. He serves as non-executive Chairman of the Board of i1, Inc., a privately held, Chinese software provider, as well as a member of the Boards of a few other privately held companies. Mr. Vizas’ positions during the 1990s included Chairman of eGlobe, Inc, a turn around company reorganized under Chapter 11 of the Bankruptcy Act, CEO of  Quo Vadis International, Managing Director of Kouri Capital Group and its Telecommunications & Technology affiliate, and founder and Vice Chairman of Orion Network Systems. Earlier in his career, he was a founder and part of the management in Trinity Cellular and Asia Pacific Space & Communications. Mr. Vizas served in the White House Office of Telecommunications Policy in the Ford Administration, as Special Counsel to the U.S. Privacy Commission, and on congressional staff.

Recommendation and Vote

         Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR the election of the Nominees to the Board.

PROPOSAL 2—THE INDEPENDENT AUDITORS PROPOSAL

         Upon the recommendation of the Audit Committee of the Board, the Board proposes that the stockholders appoint the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the 2005 fiscal year until the 2006 Annual Meeting. PricewaterhouseCoopers has served as the Company’s independent auditors since the 1996 fiscal year. A representative of PricewaterhouseCoopers will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

         Audit Fees represent fees for services rendered in connection with the annual audit and quarterly reviews of the Company’s financial statements. For the years ended December 31, 2004 and 2003, the Company paid or accrued $180,000 and $166,200, respectively, for audit fees to PricewaterhouseCoopers LLP.

         Audit — Related Fees represent fees for services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not reported as Audit Fees. For the years ended December 31, 2004 and 2003, the Company did not pay or accrue any amounts for audit related fees.

         Tax Fees represent fees for services rendered in connection with tax compliance, tax advice and tax planning. For the years ended December 31, 2004 and 2003, the Company paid or accrued $50,000 and $70,000, respectively, for tax fees to PricewaterhouseCoopers LLP.

         All Other Fees represent fees for services rendered other than those described above. For the years ended December 31, 2004 and 2003, the Company did not pay or accrue any amounts for these services.

         The Audit Committee of the Company’s Board of Directors has established a policy requiring its pre-approval of all audit and non-audit services provided by its independent auditors. The policy requires the general pre-approval of annual audit services and all other permitted services.

         All of the audit and non-audit services described above were approved by the Audit Committee and not pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

         The Audit Committee has also considered whether the provision of non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Recommendation and Vote

         Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

The Board recommends a vote FOR the approval of the Independent Auditors Proposal.

PROPOSAL 3—THE STOCK INCENTIVE PLAN PROPOSAL

         On October 18, 2005, the Company’s 1995 Stock Incentive Plan (the “1995 Plan”) will expire and no further equity awards can be granted under the 1995 Plan. On October 3, 2005, the Board adopted the Speedus Corp. 2005 Stock Incentive Plan (the “2005 Plan”) to replace the 1995 Plan.

         Stockholders are being asked to approve the 2005 Plan so that the Company can continue to attract and retain outstanding and highly skilled employees. The Board believes the implementation of the 2005 Plan is necessary for the Company to offer a competitive equity incentive program. If approved, the 2005 Plan will be a critical factor in attracting, retaining, and rewarding the high caliber employees, officers and directors that are essential to our future success. If approved by stockholders, the 2005 Plan will be the Company’s only equity incentive plan.

         The Company had previously reserved, and the Company’s stockholders previously approved, a total of 3,250,000 shares of Common Stock for issuance pursuant to the 1995 Plan. Upon the expiration of the 1995 Plan, a total of 1,279,368 shares of Common Stock currently available for grant under the 1995 Plan will become unavailable. In connection with the adoption of the 2005 Plan, the Company has transferred the available share reserve under the 1995 Plan to the 2005 Plan. Thus, at its inception an aggregate of 1,279,368 shares of Common Stock will be available for issuance under the 2005 Plan. This number may be increased from time to time to the extent that outstanding awards under the 1995 Plan expire without any share issuance by the Company. If all of the currently outstanding awards under the 1995 Plan expire without the issuance of shares of Common Stock by the Company in satisfaction of those awards, a total of 2,895,827 shares would be available for issuance under the 2005 Plan.

         The Company is seeking stockholder approval of the 2005 Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of NASDAQ. The following summary of the 2005 Plan is qualified in its entirety by express reference to the text of the 2005 Plan, a copy of which has been filed with the Securities and Exchange Commission. Under the 2005 Plan, Options may be granted which are qualified as “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”) and which are not so qualified (“NQSOs”). In addition, stock appreciation rights (“SARs”), restricted shares of Common Stock (“Restricted Stock”), awards of Common Stock with performance related vesting criteria (“Performance Shares”), phantom stock units (“Phantom Stock Units”), Common Stock bonus awards (“Bonus Stock”) and other equity-based awards may be granted (collectively or individually, “Awards”).

Purpose and Eligibility

         The purpose of the 2005 Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company’s key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the 2005 Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the 2005 Plan is currently 10.

Administration

         The 2005 Plan will be administered by the Board or a Committee appointed by the Board of Directors from among its members (the entity administering the 2005 Plan is hereafter called the “Committee”). The Committee, in its sole discretion, will determine which individuals may participate in the 2005 Plan and the type, extent and terms of the Awards to be granted thereunder. In addition, the Committee is authorized to interpret the 2005 Plan and makes all other determinations with respect to the administration of the 2005 Plan.

Awards

         The 2005 Plan allows for the discretionary grant of Options, SARs, Performance Shares, Phantom Stock Units, Restricted Stock, Bonus Stock and other equity-based awards authorized by the Committee. In addition, Board members who are not also employees of the Company (“Non-Employee Directors”) are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the 2005 Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

         Options. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options will expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) any termination of employment or service with the written approval of the Committee, or (C) termination of employment or service by the Company without cause (each a “Normal Termination”), (iii) immediately upon termination of employment other than by Normal Termination, death or disability, (iv) twelve months after (A) the death of the optionee while still employed or within three months of a Normal Termination or (B) termination of employment or service with the Company or a subsidiary due to complete disability, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash and/or by delivery of shares of Common Stock having a value at the time of exercise equal to the Option exercise price or, in the discretion of the Committee, either (i) by delivery of other property having a value on the date of exercise equal to the Option exercise price, (ii) through a brokered exercise, (iii) through a net exercise where a number of shares equal to the Option exercise price are withheld by the Company, or (iv) by any other means approved by the Committee.

         In the event the fair market value of the Common Stock declines below the Option exercise price for any Option, the Committee may, at any time, adjust the exercise price or number of shares subject to the Option, reduce the exercise price, cancel and regrant the Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Stock; provided, however, that none of the foregoing actions may be taken without prior approval of the Board. The Board may also permit the voluntary surrender of all or any portion of any Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Any such new Option may be exercisable at an exercise price, during an Option period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Option surrendered.

         SARs. The Committee may grant to any eligible person a SAR, either in conjunction with any Option or independent of the grant of an Option. A SAR gives the holder the right to receive upon exercise the excess of the fair market value of one share of Common Stock on the date of exercise over the strike price set for the SAR on the date of grant multiplied by the number of shares underlying the SAR (the “Spread”). Such payment will be made, at the discretion of the Committee, in shares of Common Stock or cash equal to the value of the Spread or any combination thereof. A SAR granted in connection with an Option will become exercisable, be transferable and expire according to the same schedule as the Option. A SAR granted independent of an Option will become exercisable, be transferable and expire in accordance with a the terms established by the Committee. Once a SAR becomes exercisable, the holder of the SAR may exercise the SAR by filing an irrevocable written notice with the Committee specifying the number of SARs to be exercised. Unexercised SARs that are in-the-money just prior to their expiration will automatically be exercised and the holders will receive the value of the Spread.

         Performance Shares. The Committee may establish Performance Share programs to be effective over designated periods (“Award Periods”) and will determine the number of performance share units (“Performance Share Units”) to be awarded to each participant who is selected by the Committee. At the beginning of each Award Period, the Committee will establish performance goals in writing based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of such goals to the amount of Performance Share Units to be earned by participants. Performance goals may include absolute or relative growth in earnings per share or rate of return on stockholders’ equity or other measurements of individual, corporate, business or stock performance and may be determined on an individual basis or by categories of participants.

         Performance Share Units under the Plan may be granted in a manner constituting “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such Awards will be based upon one or more of the following business criteria: stock price, pre-tax earnings, earnings per share, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company’s meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance Share Units intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, (i) the Committee will establish in writing the objective performance-based goals applicable to a given Award Period no later than 90 days after the commencement of such Award Period (but in no event after 25% of such period has elapsed) and (ii) no Performance Share Unit Awards shall be payable to any recipient for a given Award Period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Stock underlying (or that relate to) a Performance Share Unit Award paid to or earned by any individual in any fiscal year cannot exceed 500,000 shares.

         The Committee may adjust performance goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period provided, however, that with respect to such Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility for such Award under Section 162(m) of the Code. At the completion of an Award Period, or at other times as specified by the Committee, the Committee will calculate the amount earned with respect to each participant’s Award of Performance Share Units. The amount earned with respect to such Award will be paid as soon as practicable in shares of Common Stock having an equal fair market value. The Committee may also pay such amount in cash and/or shares of Common Stock.

         Restricted Stock and Phantom Stock. The Committee may grant shares of Restricted Stock and Phantom Stock Units to eligible persons and may establish terms, conditions and restrictions applicable thereto.

         Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the holder to such shares and as a shareholder will terminate.

         In the case of a Phantom Stock Unit Award, no shares of Common Stock will be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Until the restrictions on Phantom Stock Units are lifted or expire, such Awards will be subject to forfeiture as set forth below.

         The restricted period for Restricted Stock and Phantom Stock Units will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock and/or Phantom Stock Unit Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock or Phantom Stock Units whenever it determines that such action is appropriate.

         With respect to Awards of both Restricted Stock and Phantom Stock Units, the following forfeiture provisions will apply. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award or a termination of employment or service on account of a disability, the non-vested portion of the

Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient’s beneficiary as soon as practicable following death.

         Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan. Upon the expiration of the restricted period with respect to any Phantom Stock Units, the Company will deliver to the participant, or his beneficiary, without charge one share of Common Stock for each Phantom Stock Unit; provided, however, that the Committee may, in its sole discretion, pay any portion of such Award in cash and/or shares of Common Stock.

         Automatic Option Grants to Non-Employee Directors. Unless otherwise determined by the Board, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 5,000 shares of Common Stock. Additionally, unless otherwise determined by the Board, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company’s Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 10,000 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

         All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options are fully vested and exercisable as of the date of grant. The term of each Non-Employee Director Option (“Term”), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

         If, prior to the expiration of the Term, the Non-Employee Director ceases to be a member of the Board for any reason other than his death or disability, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies or separates from service on account of a disability, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death or such separation on account of disability. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director’s service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

         Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director’s lifetime only by him.

         The Board may terminate or amend the automatic Award to Non-Employee Directors by increasing or decreasing the number of shares of Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different vesting conditions.

         Bonus Stock. The Committee may issue shares of unrestricted Common Stock under the Plan to eligible persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee from time to time in its sole discretion determines. Bonus Stock Awards may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

         Other Equity-Based Awards. The Committee is authorized to issue such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Common Stock, as determined by the Committee in its sole discretion. The Committee shall determine the terms and conditions of such Awards on the date of grant. The Committee may also grant cash awards, as an element of or supplement to any other Award under the Plan.

Adjustments for Recapitalization, Merger, etc. of the Company

         Awards, and any agreements evidencing such Awards, and any performance goals with respect to such Awards, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the 2005 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2005 Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the 2005 Plan and the maximum number of shares available for grant to any participant in any year pursuant to Options or SARs shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

Effect of Change in Control

         Unless otherwise determined by the Board prior to a Change in Control or as otherwise provided in any Award agreement, in the event of a Change in Control (as defined in the 2005 Plan), notwithstanding any vesting schedule provided for in the Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to the unvested portion of such Option or SAR, and the restricted period for Phantom Stock Units and Restricted Stock shall expire immediately with respect to the unvested portion of the Phantom Stock Units or shares of Restricted Stock subject to restrictions.

         In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which performance goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available or such other information as it deems relevant, and (ii) cause to be paid to each participant partial or full Awards with respect to performance goals for each such Award Period based upon the Committee’s determination of the degree of attainment of performance goals.

         In the event of certain merger, change in control situations (not necessarily enumerated under the definition of “Change in Control”) or other extraordinary corporate transactions the Committee may cancel any outstanding Awards and pay to the holders thereof, in cash, the value of such Awards.

Shares Subject to the 2005 Plan

         As noted above, the total number of shares of Common Stock reserved for issuance under the 2005 Plan is currently 1,279,368, subject to increase in the event of the expiration, forfeiture or cancellation of Awards issued under the 1995 Plan without the issuance of shares of Common Stock in satisfaction of such Awards. No more than 500,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

Market Value

         The closing price of the Common Stock on NASDAQ as of September 29, 2005 was $1.34 per share.

Amendment and Termination

         The Board may at any time terminate the 2005 Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the 2005 Plan to outstanding Awards without the consent of any participant), the Board or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, subject to certain limitations set forth in the 2005 Plan.

Section 409A

         To the extent that any payments or benefits provided under the 2005 Plan are considered deferred compensation subject to Section 409A of the Code, the Company intends for this Plan to comply with the standards for nonqualified deferred compensation established by Section 409A of the Code (the “409A Standards”). To the extent that any terms of the 2005 Plan would subject participants to gross income inclusion, interest or an additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend Awards granted under the 2005 Plan to cause such Awards to comply with or be exempt from Section 409A of the Code.

Federal Tax Consequences

         The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the 2005 Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

         ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

         If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

         If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

         For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

         NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Section 409A. Although the 2005 Plan is intended to be compliant with the provisions of Section 409A of the Code, to the extent that Awards granted under the 2005 Plan are considered to provide for the deferral of compensation within the meaning of Section 409A and the rules, regulations and other guidance issued thereunder and any such Award fails to comply with the Section 409A, the recipient of any such Award may be subject to income inclusion, interest and a 20 percent tax penalty as provided for under Section 409A for noncompliance.

Special Rules Applicable to Corporate Insiders

         As a result of the rules under Section 16(b) of the Exchange Act (“Section 16(b)”), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company (“Insiders”) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

New Plan Benefits

         The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the 2005 Plan at the upcoming Annual Meeting.

Name and Position	Dollar Value	Number of Units

Non-Executive Director Group	N/A	40,000

         Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the 2005 Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the 2005 Plan. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 2004 fiscal year to the Named Executive Officers is set forth in the Company’s 2004 Annual Report on Form 10-K under Item 11. Executive Compensation and in this proxy under Executive Compensation.

Recommendation and Vote

         Approval of the Stock Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the 2005 Plan and any Award granted thereunder shall not be effective. If the 2005 Plan is not approved, the Company will have no other vehicle through which to grant equity awards to its key employees or directors.

The Board recommends a vote FOR the approval of the Stock Incentive Plan proposal.

OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, since matters which management of the Company is not now aware of may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting on these matters. The persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to these matters. Upon receipt of proxies in time for voting, the shares represented will be voted as indicated thereon and in this Proxy Statement.

         A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 IS INCLUDED IN THIS MAILING WITH THE PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO SPEEDUS CORP., 9 DESBROSSES STREET, SUITE 402, NEW YORK, NEW YORK 10013; BY CALLING US AT 888.773.3669, EXT 26, OR BY VISITING OUR WEBSITE AT WWW.SPEEDUS.COM.

By Order of the Board of Directors Shant S. Hovnanian Chairman, President and Chief Executive Officer

October 17, 2005

Exhibit A

SPEEDUS CORP.

2005 STOCK INCENTIVE PLAN

1.	Purpose

         The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract able persons to become and remain directors of the Company and enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these employees, directors and consultants.

         So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, Stock Bonus Awards, and other equity-based awards or any combination of the foregoing.

2.	Definitions

         The following definitions shall be applicable throughout the Plan.

(a) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award, Stock Bonus Award or other equity-based award authorized under the Plan.

(b) “Award Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” with respect to any Participant, means “Cause” as defined in any employment, consulting or other agreement between the Company, or any affiliate of the Company, and the Participant or, in the absence of any such an employment, consulting or other agreement between a Participant and the Company or affiliate of the Company otherwise defining Cause, (i) incompetence, fraud, personal dishonesty, or acts of gross negligence or willful misconduct on the part of the Participant in the course of his or her employment or services to the Company or an affiliate of the Company; (ii) the Participant’s engagement in conduct that is materially injurious to the Company or an affiliate of the Company; (iii) misappropriation by the Participant of the assets or business opportunities of the Company or an affiliate of the Company; (iv) embezzlement or other financial fraud committed against the Company or any affiliate of the Company by the Participant or at his direction; (v) the Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company’s or a Company affiliate’s reputation or business; or (vi) failure by the Participant to follow the lawful directions of a superior officer or the Board.

(e) “Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable Award agreement states otherwise, be deemed to occur if (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 30% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally, (ii) the Incumbent Directors (as defined below) shall cease (for any reason other than death) to constitute at least a majority of members of the Board or the board of directors of any successor to the Company or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. As used herein, “Incumbent Director shall mean any person who is a member of the Board on the effective date of the Plan and any Board member whose election or appointment is endorsed by at least three-quarters of the Incumbent Directors, either actually or by prior operation of this definition. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity’s outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, “Founder”means Shant S. Hovnanian or Vahak S. Hovnanian.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(g) “Committee” means the Board, the Compensation Committee of the Board or such other committee of at least two people as the Board may appoint to administer the Plan.

(h) “Common Stock” means the common stock par value $0.01 per share, of the Company.

(i) “Company” means SPEEDUS CORP.

(j) “Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

(k) “Disability” means disability as defined in the long-term disability plan of the Company or a Subsidiary, as may be applicable to the Participant in question, or, in the absence of any such a plan, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code, in either case as determined by the Committee based upon medical evidence acceptable to it.

(l) “Disinterested Person” means a person who is (i) a ”non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code; provided, however, that clause (i) shall apply only with respect to grants of Awards to individuals who are “officers” and “directors” of the Company within the meaning of Section 16 of the Exchange Act and clause (ii) shall apply only with respect to grants of Awards with respect to which the Company’s tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(m) “Eligible Person” means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or a Subsidiary; or (iii) consultant to the Company or a Subsidiary.

(n) “Exchange Act” means the Securities Exchange Act of 1934.

(o) “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; or (iv) notwithstanding clauses (i) — (iii) above, with respect to Awards granted as of the consummation of the IPO, the price at which Stock is sold to the public in the IPO.

(p) “Holder” means a Participant who has an outstanding Award.

(q) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

(r) “Mature Shares” means (i) shares of Stock for which the Participant has good title, free and clear of all liens and encumbrances, and which the Participant either (A) has held for at least six months or (B) has purchased on the open market or (ii) such shares as determined by the Committee.

(s) “Non-Employee Director” means a director of the Company who is not also an employee of the Company.

(t) “Non-Employee Director Option” means an Option granted automatically to Non-Employee Directors pursuant to Section 8.

(u) “Nonqualified Stock Option” means an Option granted under the Plan which is not designated as an Incentive Stock Option.

(v) “Normal Termination” means termination of employment or service with the Company and all Subsidiaries:

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(i) Upon retirement pursuant to the retirement plan of the Company or a Subsidiary, as may be applicable at the time to the Participant in question;

(ii) With the written approval of the Committee; or

(iii) By the Company or a Subsidiary without Cause.

(w) “Option” means an Award granted under Section 7 or 8 of the Plan.

(x) “Option Period” means the period described in Section 7(c).

(y) “Option Price” means the exercise price set for an Option described in Section 7 (a).

(z) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award or a Non-Employee Director who has received an automatic grant pursuant to Section 8.

(aa) “Performance Goals” means the performance objectives of the Company, a Subsidiary or Affiliate during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

(bb) “Performance Share Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 10 of the Plan.

(cc) “Phantom Stock Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 11 of the Plan.

(dd) “Plan” means the Company’s 2005 Stock Incentive Plan.

(ee) “Restricted Period” means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 11.

(ff) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 11.

(gg) “Restricted Stock Award” means an Award of Restricted Stock granted under Section 11 of the Plan.

(hh) “Section 409A” means Section 409A of the Code.

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Stock” means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

(kk) “Stock Appreciation Right” or “SAR” means an Award granted under Section 9 of the Plan.

(ll) “Stock Bonus” means an Award granted under Section 12 of the Plan.

(mm) “Stock Option Agreement” means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 or 8 which defines the rights and obligations of the parties as required in Section 7(d).

(nn) “Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

(oo) “Term” means the term of a Non-Employee Director Option as set forth in Section 8.

(pp) “Vested Unit” shall have the meaning ascribed thereto in Section 11(e).

3.	Effective Date, Duration and Shareholder Approval

         The Plan is effective as of October 3, 2005, the date of adoption of the Plan by the Board. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code. Unless and until the stockholders approve the Plan in compliance therewith, no Award granted under the Plan shall be effective.

         The expiration date of the Plan, after which no Awards may be granted hereunder, shall be October 3, 2015; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

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4.	Administration

         The Committee shall administer the Plan. Unless otherwise determined by the Board, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Disinterested Person. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a) Select the Eligible Persons to participate in the Plan;

(b) Determine the nature and extent of the Awards to be made to each Eligible Person;

(c) Determine the time or times when Awards will be made to Eligible Persons;

(d) Determine the duration of each Award Period and Restricted Period;

(e) Determine the conditions to which the payment of Awards may be subject;

(f) Establish the Performance Goals for each Award Period;

(g) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

(h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units, shares of Restricted Stock, Stock Bonuses and other Awards awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee shall also have the authority to construe and interpret the Plan and all Award agreements issued pursuant to the Plan and to correct any defects, supply any omissions and/or reconcile any inconsistencies therein. The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.	Grant of Awards; Shares Subject to the Plan

         The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units, Stock Bonuses and/or other equity-based Awards to one or more Eligible Persons and, unless otherwise determined by the Committee, Non-Employee Directors will automatically receive Awards pursuant to the formula set forth in Section 8; provided, however, that:

(a) Subject to Section 15, the aggregate number of shares of Stock reserved for issuance pursuant to all Awards granted under the Plan and the maximum number of shares that may be issued under the Plan shall be the number of shares of Stock which remain available for the grant of awards under the Speedus Corp. 1995 Stock Incentive Plan (the “1995 Plan”) on October 17, 2005, which is 1,279,368 shares, as increased from time to time by (A) that number of shares of Stock which are reserved for issuance pursuant to Awards granted under the 1995 Plan, which expire, are canceled, or terminated for any reason without having the been exercised in full or the underlying shares issued in satisfaction of the Award.

(b) The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for Awards under the Plan. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, (i) where shares are withheld or surrendered more than ten years after the date of the most recent shareholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 5, such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to shareholder approval under then applicable rules of the principle stock exchange or automated quotation system on which the shares are then listed or designated for trading unless such shareholder approval is obtained and (ii) for purposes of the limitation on options and SARs for Section 162(m)

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of the Code set forth in Section 5(d), shares subject to an Award shall count against such limit whether or not the shares are actually issued.

(c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

(d) 162(m) Limitation. No Participant may receive Options or SARs under the Plan with respect to more than 500,000 shares of Stock in any one year.

6.	Eligibility

         Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan and to Non-Employee Directors who will receive automatic grants of Nonqualified Stock Options pursuant to Section 8.

7.	Discretionary Grant of Stock Options

         The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, and/or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a) Option price. The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value per share of Stock; provided, however, all Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price may be payable in cash and/or by delivery of Mature Shares having a Fair Market Value at the time the Option is exercised equal to the Option Price multiplied by the number of shares subject to exercise or, in the discretion of the Committee, either (i) by delivery of other property having a fair market value on the date of exercise equal to the Option Price multiplied by the number of shares subject to exercise, (ii) by delivery to the Committee of a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price multiplied by the number of shares subject to exercise, (iii) by delivery of a notice of “net exercise” to the Committee, pursuant to which the Participant shall receive the number of shares of Stock subject to exercise reduced by the number of shares of Stock equal to the aggregate exercise price for such shares divided by the Fair Market Value on the date of exercise;or (iv) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002 (“Section 402 of SOX”), and to the extent that any form of payment would, upon the advice of the Company’s counsel, result in a violation of Section 402 of SOX, such form of payment shall not be available.

(c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company, or a Subsidiary, or within three months of Normal Termination, or the Holder terminates employment or service with the Company and all Subsidiaries on account of a Disability, the Option shall

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expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of the death or termination on account of Disability of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder’s rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death.

If the Holder ceases employment or service with the Company and all Subsidiaries for reasons other than Normal Termination, death or Disability, the Option shall expire immediately upon such cessation of employment or service.

(d) Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such terms and conditions as may be determined by the Committee.

(e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g) Repricing -Voluntary Surrender or Exchange. In the event the fair market value of the Stock declines below the Option Price for any Option, the Committee may, at any time, adjust the Option Price or number of shares subject to the Option, reduce the Option Price, cancel and regrant the Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Stock; provided, however, that none of the foregoing actions may be taken without prior approval of the Board. The Board may permit the voluntary surrender of all or any portion of any Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option may be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Option surrendered.

8.	Automatic Grant of Options to Non-Employee Directors

         Unless otherwise determined by the Board, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 5,000 shares of Stock. Thereafter, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he remains a Non-Employee Director of the Company, on the date of each of the Company’s Annual Meeting of Stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 10,000 shares of Stock. All such Options granted to Non-Employee Directors shall hereinafter be referred to as Non-Employee Director Options.

(a) Option Price; Term. Unless otherwise determined by the Board, Non-Employee Director Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant. Unless otherwise determined by the Board, all Non-Employee Director Options shall be fully vested and exercisable as of the date of grant and the term of each Non-Employee Director Option (“Term”), after which each such Option shall expire, shall be ten years from the date of Grant.

(b) Expiration. If prior to the expiration of the Term of a Non-Employee Director Option the Non-Employee Director shall cease to be a member of the Board for any reason other than his death or Disability, the Non-Employee Director Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director shall cease to be a member of the Board by reason of his death or Disability or such Non-Employee Director dies within the three-month post termination exercise period set forth above, the Non-Employee Director Options then held by such Non-Employee Director shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation or death. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

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(c) Stock Option Agreement. Each Non-Employee Director Option shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee.

(d) Nontransferability. Subject to Section 14(k), Non-Employee Director Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director’s lifetime only by him.

(e) Amendment or Cancellation of Automatic Non-Employee Director Formula Award. Notwithstanding anything herein to the contrary, the Board may, at any time and from time to time in its sole discretion, terminate or amend the automatic Award to Non-Employee Directors set forth in this Section 6, by increasing or decreasing the number of shares of Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different or no vesting conditions.

9.	Stock Appreciation Rights

         Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs independent of any Option. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting. SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. An SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award agreement.

(b) Automatic Exercise. If on the last day of the Option Period (or in the case of an SAR independent of an Option, the period established by the Committee after which the SAR shall expire), the Fair Market Value of the Stock exceeds the Option Price (or in the case of an SAR granted independent of an Option, the Fair Market Value of the Stock on the Date of Grant), the Holder has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefore and any tandem Option shall expire.

(c) Payment. Upon the exercise of an SAR, the Company shall pay to the Holder an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Option Price, in the case of an SAR granted in connection with an Option, or the SAR strike price set by the Committee, in the case of an SAR granted independent of an Option. The Company may pay such excess in cash, in shares of Stock, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d) Method of exercise. A Holder may exercise an SAR after such time as the SAR vests by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.

(e) Expiration. Except as otherwise provided, in the case of SARs granted in connection with Options, an SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

10.	Performance Shares

(a) Award grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share Units to Eligible Persons in accordance with such Performance Share programs. At the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders’ equity or other measurements of individual, corporate, business or Stock performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

(b) Awards Subject to Section 162(m). Performance Share Units under the Plan may be granted, in the sole discretion of the Committee, in a manner constituting “qualified performance-based compensation” within the

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meaning of Section 162(m) of the Code. Such Awards shall be based upon one or more of the following business criteria: [stock price, pre-tax earnings, earnings per share, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company’s meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance Share Units intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given Award Period no later than 90 days after the commencement of such Award Period (but in no event after 25% of such period has elapsed) and (ii) no Performance Share Unit Awards shall be payable to any recipient for a given Award Period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Stock underlying (or that relate to) a Performance Share Unit Award paid to or earned by any individual in any fiscal year cannot exceed 500,000 shares. The material terms of Performance Share Unit Awards described in this Section 10(b) must be disclosed to and approved by the shareholders of the Company every five years, as provided in Treasury Regulation 1.162-27(e)(4)(vi).

(c) Determination of Award. At the completion of a Performance Share Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant’s Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

(d) Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

(e) Payment of Performance Share Unit Awards. Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 10(c); provided, however, that, at its discretion, the Committee may make payment to any Participant in the form of cash and/or shares of Stock. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment. Payments of Performance Share Unit Awards shall be made as soon as practicable after the completion of an Award Period.

(f) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; provided, however, that with respect to such Awards intended to qualify as “performance-based compensation”under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility for such Award under Section 162(m) of the Code.

11.	Restricted Stock Awards and Phantom Stock Units

(a) Award of Restricted Stock and Phantom Stock Units.

(i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 11(b), the Holder shall generally have the rights

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and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee may be subject to forfeiture to the same extent as the Restricted Stock as determined by the Committee.

(iii) Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

(iv) The terms and conditions of a grant of Phantom Stock Units shall be reflected in a written Award agreement. No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Holders of Phantom Stock Units may, at the discretion of the Committee, be entitled to an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”). The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units such Dividend Equivalents. Dividend Equivalents credited to a Holder’s account may be subject to forfeiture on the same basis as the related Phantom Stock Units, and may bear interest at a rate and subject to such terms as are determined by the Committee.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be determined by the Committee and set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

(ii) Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in subparagraph (d) and the Award agreement, and to the extent such Awards are forfeited, all rights of the Holder to such Awards shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and/or Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Unit Award, such action is appropriate.

(c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee and set forth in a written Award agreement.

(d) Forfeiture Provisions. Except to the extent otherwise determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries during a Restricted Period, that portion of the Award with respect to which restrictions have not expired (“Non-Vested Portion”) shall be treated as follows:

(i) Upon the voluntary resignation of a Participant or discharge by the Company or a Subsidiary for Cause, the Non-Vested Portion of the Award shall be completely forfeited.

(ii) Upon Normal Termination or a termination of employment or service with the Company and all Subsidiaries on account of Disability, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

(iii) Upon death, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant’s beneficiary as soon as practicable following death.

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(e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any outstanding shares of Stock covered by a Restricted Stock Award, the restrictions and forfeiture provisions set forth in this Section 11 and the Award agreement shall be of no further force or effect. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder’s account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon, if any; provided, however, that, if so noted in the applicable Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

         Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _____________, between SPEEDUS CORP. and _____________. A copy of such Agreement is on file at the offices of the Company.”

         Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

12.	Stock Bonus Awards

         The Committee may issue unrestricted Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Stock Bonus Awards under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

13.	Other Equity-Based Awards

         The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Stock, as determined by the Committee in its sole discretion. The Committee shall determine the terms and conditions of such Awards at the Date of Grant. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 13 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Stock, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 13.

14.	General

(a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

(b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person free of any restrictions on stock ownership.

(c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act

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with the Securities and Exchange Commission or unless the Company has received the advice of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept Mature Shares of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

(e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or a Subsidiary.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i) Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

(j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as

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they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(k) Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, either at the Date of Grant or subsequently, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish.

(l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

(n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(q) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

15.	Changes in Capital Structure

(a) Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options or SARs during any year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan and the maximum number of shares available for grant to any Participant in any year pursuant to Options or SARs shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 15 shall be made only to the extent the Committee determines that such adjustments or substitutions should be made after due consideration of whether such adjustment or substitution constitutes a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 15 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, following the date that the exemption from the application of Section 162(m) of the Code described in Section 18 (or any other exemption having similar effect) ceases to apply to Awards, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions should be made after due consideration of the deductibility for such Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, (iii) the sale of all or substantially all of the assets of the Company, (iv) the reorganization or liquidation of the Company or (v) a sale of greater than fifty percent (50%) of the securities of the Company entitled to vote in the election of directors to the

12

Board (each, a “Corporate Event”), in lieu of providing the adjustment set forth above, the Committee may, in its discretion, provide that all outstanding Awards shall terminate as of the consummation of such Corporate Event, and provide that holders of Awards will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, and in the case of Options, Stock Appreciation Rights and other Awards with an exercise price or similar provision, less the applicable exercise price. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time; provided, that if such consideration received in the transaction is not solely equity securities of the successor entity, the Committee may, with the consent of the successor entity, provide for the consideration to be received in respect of the Award to be solely equity securities of the successor entity equal to the Fair Market Value of the per share consideration received by holders of Stock in the Corporate Event.

16.	Effect of Change in Control

         Unless otherwise determined by the Board prior to a Change in Control and except to the extent otherwise reflected in a particular Award agreement:

(a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to the unvested portion of such Option or SAR, and the Restricted Period shall expire immediately with respect to the unvested portion of such Phantom Stock Units or shares of Restricted Stock.

(b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available or such other information as it deems relevant, and (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals.

(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(d) Notwithstanding anything hereinto the contrary, to the extent that the effect of Section 16(a) or (b) would constitute a distribution of deferred compensation within the meaning of Section 409A, such distribution shall only occur if the event that constitutes a Change in Control hereunder effecting such distribution also constitutes a “Change in Control Event” within the meaning of Section 409A.

17.	Nonexclusivity of the Plan

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

18.	Amendments and Termination

         The Board may at any time terminate the Plan. Subject to Section 15, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would:

(a) Materially increase the maximum number of shares of Stock which may be issued pursuant to Awards, except as provided in Section 15;

(b) Extend the maximum Option Period;

(c) Extend the termination date of the Plan; or

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(d) Change the class of persons eligible to receive Awards under the Plan.

19.	409A

         To the extent that any payments or benefits provided hereunder are considered deferred compensation subject to Section 409A, the Company intends for this Plan to comply with the standards for nonqualified deferred compensation established by Section 409A (the “409A Standards”). To the extent that any terms of the Plan would subject Participants to gross income inclusion, interest or an additional tax pursuant to Section 409A, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend Awards granted hereunder to cause such Awards to comply with or be exempt from Section 409A.

*          *          *

As adopted by the Board of Directors of
SPEEDUS CORP. as of October 3, 2005.

By: /s/ Shant S. Hovnanian

Title: Chairman and Chief Executive Officer

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PROXY CARD

SPEEDUS CORP.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are four proposals related to the management and operation of Speedus Corp. (the “Company”) that require your immediate attention. These are discussed in detail in the enclosed Proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your Proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders of the Company to be held on November 17, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

SPEEDUS CORP.
9 Desbrosses Street, Suite 402
New York, New York 10013

Annual Meeting of Stockholders — November 17, 2005
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shant S. Hovnanian and Thomas M. Finn as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2003 Annual Meeting of Stockholders of Speedus Corp. to be held at the Millenium Hilton, Presidential Suite, 55 Church Street, New York, New York 10007, on Thursday, November 17, 2005, at 10:00 AM, Eastern daylight savings time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and act on the following matters set forth in such notice as specified by the undersigned. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or at any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED? ____________________________

DO YOU HAVE ANY COMMENTS? ____________________________

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

SPEEDUS CORP.

Mark box at right if an address change or comment has been noted on the reverse side of this Proxy Card. |_|

CONTROL NUMBER:
RECORD DATE SHARES:

1. To elect to the Board of Directors the five directors listed below currently serving thereon to serve until the Company’s 2006 Annual Meeting of Stockholders or until their successors are duly elected.

(01) Shant S. Hovnanian
(02) Vahak S. Hovnanian
(03) William F. Leimkuhler
(04) Jeffrey Najarian
(05) Christopher Vizas

For All Nominees	|_|
Withhold From All Nominees	|_|

|_|
Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

For	|_|
Against	|_|
Abstain	|_|

3. To approve the Company’s 2005 Stock Incentive Plan.

For	|_|
Against	|_|
Abstain	|_|

Please be sure to sign and date this Proxy Card.

Date ____________
Stockholder sign here _________________
Co-owner sign here _________________

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